LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED AUGUST 7, 2015

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION OF

QS BATTERYMARCH INTERNATIONAL EQUITY FUND,

EACH DATED FEBRUARY 1, 2015

The following replaces the fee table and footnotes and expense example in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund” in order to disclose a new expense limitation for class IS shares and a lower expense limitation for Class A, C, FI, R and I shares of the fund, which took effect as of August 3, 2015. The expense limitation relating to Class R1 shares of the fund remains unchanged.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None[2]	1.00	None	None	None	None	None
Small account fee[3]	$15	$15	None	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	1.00	None	None
Other expenses[4]	0.37[5]	0.43	0.44	0.62	0.36[6]	0.29	0.16[5]
Total annual fund operating expenses[7]	1.37	2.18	1.44	1.87	2.11	1.04	0.91
Fees waived and/or expenses reimbursed[8]	(0.06)	(0.12)	(0.13)	(0.31)	—	(0.08)	(0.05)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.31	2.06	1.31	1.56	2.11	0.96	0.86

[1]	Maximum deferred sales charge (load) may be reduced over time.

[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[4]	“Other expenses” have been restated to reflect current fees.

[5]	“Other expenses” for Class A and Class IS shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements.

[6]	“Other expenses” for Class R1 shares are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.

[7]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights contained in this Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[8]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.30%, 2.05%, 1.30%, 1.55%, 2.10%, 0.95% and 0.85% for Class A, C, FI, R, R1, I and IS shares, respectively, subject to recapture as described below. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ (“Board”) consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. For the year ended September 30, 2014, amounts recaptured totaled 0.02% and 0.01% for Class A and Class IS shares, respectively, and these amounts are excluded from other expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	701	978	1,276	2,121
Class C (with redemption at end of period)	309	671	1,159	2,504
Class C (without redemption at end of period)	209	671	1,159	2,504
Class FI (with or without redemption at end of period)	133	442	774	1,712
Class R (with or without redemption at end of period)	159	558	982	2,164
Class R1 (with or without redemption at end of period)	214	661	1,134	2,442
Class I (with or without redemption at end of period)	98	323	566	1,264
Class IS (with or without redemption at end of period)	88	286	500	1,116

The first sentence in the section of the Prospectus titled “More on fund management – Expense limitation” is replaced with the following text:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.30%, 2.05%, 1.30%, 1.55%, 2.10%, 0.95% and 0.85% for Class A, C, FI, R, R1, I and IS shares, respectively, subject to recapture as described below.

The expense limitation information disclosed above supplements and, to the extent inconsistent, supersedes any information to the contrary in the fund’s Statement of Additional Information.

Please retain this supplement for future reference.

QSIN179435

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